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                                                                    Exhibit 10.9

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT made and entered into this ____day of _______________, 2001, by and between Adel A. Mikhail, Ph.D., Blair P. Mowery, Allan R. Seck, George M. Wettstaedt, Ronald M. Bosrock, Salvador Merce Cervello, Norman Dann, Richard A. DeWall, M.D., Paul K. Miller, Salvador Merce Vives, Merce V. Electromedicina, S.L., Gene E. Stobbs and Shelley Johnson (individually the "Depositor" or collectively the "Depositors"); ________________________________________, a corporate fiduciary with its principal office located at ___________________________________ (the "Escrow
Agent"); MedicalCV, Inc., a company incorporated in the State of Minnesota with its principal office located at 9725 South Robert Trail, Inver Grove Heights, Minnesota (the "Issuer") and the Commissioner of Commerce for the State of Minnesota (the "Commissioner");

         WITNESSETH THAT:

         Each of the Depositors is the owner of that number of shares of common stock of the Issuer, par value $.01 per share (the "Common Stock"), and options and warrants to purchase that number of shares of Common Stock upon exercise thereof as listed opposite his or her name on APPENDIX A, attached hereto and made a part hereof.

         The Issuer has applied to the Commissioner for registration of its units (the "Units"), each Unit consisting of one share of Common Stock and one redeemable Class A warrant to purchase one share of Common stock (the "Warrants"), the Warrants and the Common Stock issuable upon exercise of the Warrants for sale to residents of Minnesota. As a condition of registration, the Depositors, the Escrow Agent and the Issuer agree to be bound by this Escrow Agreement and the applicable rules and regulations of the Commissioner.

         Each of the Depositors has deposited the securities listed opposite his or her name on APPENDIX A with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt thereof. These securities are herein collectively referred to as the "Escrowed Securities."

         THEREFORE, the parties agree as follows:

         1. The Escrow Agent agrees to hold the Escrowed Securities until such time as the Escrow Agent shall receive a written release issued by the Commissioner permitting the release from escrow of all or a part of the Escrowed Securities held under this Escrow Agreement. Upon receipt of such release, the Escrow Agent may release to each Depositor all or a part of the Escrowed Securities in accordance with the order of the Commissioner.

         Subject to the above provision, the term of escrow under this Escrow Agreement shall run for a period of three (3) years from the date of the Order of Registration, unless at an earlier date the Issuer shall have demonstrated annual net earnings, after taxes and excluding extraordinary items, determined in accordance with generally accepted accounting principles, for any two consecutive years after the date of the Order of Registration, of at least five percent (5%) of an amount determined by multiplying the total number of outstanding shares of the Issuer, including the Escrowed Securities, by the average price per share paid by public investors. The existence of the required annual net earnings shall be demonstrated by certification to that effect furnished to the Commissioner by an independent certified public accountant or an authorized officer of the Issuer. In addition, the Issuer and each Depositor shall furnish the Commissioner a written statement that

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none of the Escrowed Securities nor any interests therein have been sold, transferred or otherwise disposed of (except as permitted by paragraph 4) as a condition of the release from escrow.

         2. Notwithstanding any provision of paragraph 1, the Commissioner may, in his or her discretion, terminate the term of escrow with respect to all or any part of the Escrowed Securities of any Depositor before the expiration of the period of occurrence of the event specified in paragraph 1 and release such securities if the Commissioner determines that the release of such securities to the Depositor(s) will not be detrimental to the Issuer, the public investors or any other party concerned. At the time of release by the Commissioner of any securities from escrow, the application of this Escrow Agreement shall terminate with respect to the securities so released.

         3. While an Escrowed Security is held in escrow pursuant to this Escrow Agreement, neither it nor any interest therein, nor any right or title thereto, may be sold or transferred, by means of transfer of the Escrowed Security separate from the certificate representing it or otherwise, without the prior written release of the Commissioner, except that the release of the Commissioner need not be obtained to transfer Escrowed Securities by will or the laws of descent and distribution or otherwise by order or process of any Court.

         4. Upon receipt of such written release from the Commissioner directing that some or all of the Escrowed Securities of the Depositors held under this Escrow Agreement be released for the purpose of transfer to another person against concurrent deposit of the securities so transferred, the Escrow Agent may release such securities but only against such deposit under this Escrow Agreement of all the transferred securities. The Commissioner shall authorize such transfer of the Escrowed Securities only upon receipt of a signed statement by the proposed transferee that he or she has full knowledge of the terms of this Escrow Agreement and that the proposed transferee accepts such securities subject to the conditions of this Escrow Agreement.

         5. The Depositors agree that they shall be entitled to receive cash and property dividends with respect to the Escrowed Securities while such securities are held in escrow pursuant to this Escrow Agreement to the same extent as other security holders of the same class of security and that said cash or property dividends shall be placed under the terms of this Escrow Agreement.

         6. Upon declaration of any dividend in shares of the Issuer or a subsidiary to which the Escrowed Securities are entitled pursuant to a share dividend or split authorized by a vote of the shareholders, the Depositors and the Escrow Agent shall forthwith enter into a Supplemental Escrow Agreement, covering such share dividend, which Supplemental Escrow Agreement shall incorporate all the conditions of escrow contained in this Escrow Agreement. The shares received as dividends shall be forthwith deposited in escrow with the Escrow Agent pursuant to such Supplemental Escrow Agreement, and the Escrow Agent shall deliver to the Commissioner a receipt for the shares thus escrowed.

         7. During the term of escrow, the Depositors shall not be entitled to, and hereby waive all rights to, participate in any distribution of assets of the Issuer in the event of liquidation, dissolution or winding up until the public investors shall have received cash or property in an amount or value equal to the price paid by public investors for securities purchased by such public investors; and thereafter the Depositors shall participate without the public investors until they shall have received cash or other property in an amount or value equal to the price paid by the Depositors for the Escrowed Securities; and thereafter the public investors and the Depositors shall participate equally according to the terms of their securities. Any Depositor seeking release of all or any part of the Escrowed Securities pursuant to this paragraph 7 shall furnish the Commissioner a written statement that none of the Escrowed Securities nor any interests therein have been sold, transferred

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(except as provided in paragraph 4) or otherwise disposed of, without the consent of the Commissioner, as a condition of the release from escrow.

         8. This Escrow Agreement shall not be construed to prohibit any Depositor from participating in any distribution of securities of any corporation other than the Issuer resulting from the sale of assets of the Issuer or a merger or consolidation of the Issuer with or into any other corporation or corporations. In the event of such a transaction, the Escrow Agent should obtain written authorization from the Commissioner prior to the release of the Escrowed Securities, and, any such distribution payable in securities of any corporation other than the Issuer paid with respect to the Escrowed Securities shall be delivered to the Escrow Agent and held pursuant to a Supplemental Escrow Agreement prepared and executed as described in paragraph
6. In the event of a merger or consolidation of the Issuer with or into any other corporation or corporations, any securities shall be delivered to the Escrow Agent and held pursuant to a Supplemental Escrow Agreement prepared and executed as described in paragraph 6.

         9. The Escrow Agent may conclusively rely upon, and shall be protected in acting upon, any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice request, consent, order or other document and its sole responsibility shall be to act only as expressly set forth in this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first indemnified to its satisfaction. The Escrow Agent may consult counsel in respect of any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel. All securities held by the Escrow Agent pursuant to this Escrow Agreement shall constitute trust property for the purposes for which they are held and the Escrow Agent shall not be liable for any interest thereon.

         10. The Escrow Agent shall be entitled to receive from the Company reasonable compensation for its services as contemplated herein. In the event that the Escrow Agent shall render any additional service not provided for herein or that any controversy shall arise hereunder or that the Escrow agent shall be made a party or shall intervene in any action, suit or proceeding pertaining to this Escrow Agreement, it shall be entitled to receive reasonable compensation from the Company for such additional services.

         11. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns.

         12. This Escrow Agreement shall terminate in its entirety when all Escrowed Securities covered hereby and by any Supplemental Escrow Agreements have been released as provided in paragraph 1.

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         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement on the date first above written.


Escrow Agent:                                 Issuer: MEDICALCV, INC.

By:                                           By:
    --------------------------------              ------------------------------

Its:                                          Its:
    --------------------------------              ------------------------------


Depositors:


------------------------------------          ----------------------------------
Adel A. Mikhail, Ph.D.                        Blair P. Mowery


------------------------------------          ----------------------------------
Allan R. Seck                                 George M. Wettstaedt


------------------------------------          ----------------------------------
Ronald M. Bosrock                             Salvador Merce Cervello


------------------------------------          ----------------------------------
Norman Dann                                   Richard A. DeWall, M.D.


------------------------------------          ----------------------------------
Paul K. Miller                                Salvador Merce Vives


------------------------------------          ----------------------------------
Merce V. Electromedicina S.L.                  Gene E. Stobbs


------------------------------------
Shelley Johnson


Accepted for filing:


------------------------------------
Commissioner of Commerce



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                                                APPENDIX A

ADEL A. MIKHAIL, PH.D.:             Stock Certificate #232 for 1,000 shares
                                    Stock Certificate #235 for 15,000 shares
                                    Stock Certificate #237 for 67,500 shares
                                    Warrant to purchase 240,000 shares

BLAIR P. MOWERY:                    Stock Certificate #233 for 15,000 shares

ALLAN R. SECK:                      Stock Certificate #205 for 10,000 shares
                                    Option A-98A for 90,000 underlying shares
                                    Option E-001A for 10,000 underlying shares

GEORGE M. WETTSTAEDT:               Stock Certificate #157 for 4,000 shares
                                    Stock Certificate #219 for 4,000 shares

RONALD M. BOSROCK:                  Option C-032 for 7,000 underlying shares
                                    Option E-006 for 10,000 underlying shares

SALVADOR MERCE CERVELLO:            Stock Certificate #140 for 5,000 shares
                                    Option C-036 for 7,000 underlying shares

NORMAN DANN:                        Stock Certificate #136 for 2,000 shares
                                    Option C-034 for 7,000 underlying shares

RICHARD A. DEWALL, M.D.:            Stock Certificate #162 for 1,780 shares
                                    Stock Certificate #167 for 10,000 shares
                                    Stock Certificate #168 for 5,000 shares
                                    Stock Certificate #169 for 5,000 shares
                                    Stock Certificate #170 for 5,000 shares
                                    Stock Certificate #201 for 7,500 shares
                                    Option C-035 for 7,000 underlying shares
                                    Option E-003 for 7,500 underlying shares

PAUL K. MILLER:                     Stock Certificate #141 for 5,000 shares
                                    Stock Certificate #142 for 5,000 shares
                                    Stock Certificate #143 for 5,000 shares
                                    Stock Certificate #165 for 35,360 shares
                                    Stock Certificate #166 for 18,470 shares
                                    Stock Certificate #241 for 850,000 shares
                                    Option C-033 for 7,000 underlying shares
                                    Warrants to purchase 100,000 shares

SALVADOR MERCE VIVES:               Stock Certificate #160 for 3,020 shares

MERCE V. ELECTROMEDICINA S.L.:      Stock Certificate #161 for 6,215 shares

GENE E. STOBBS:                     Stock Certificate #234 for 37,500 shares

SHELLEY JOHNSON:                    Stock Certificate #172 for 24,000 shares
                                    Stock Certificate #208 for 7,000 shares